Deutsche Bank AG New York Branch 60 Wall Street New York, New York 10005 Dated as of August 12, 2020 Choice Hotels International, Inc. 1 Choice Hotels Circle Suite 400 Rockville, Maryland 20850 Attention: Scott Oaksmith, Senior Vice President, Finance Re: $600,000,000 Amended and Restated Senior Unsecured Credit Facility Choice Hotels International, Inc. Extension Confirmation Ladies and Gentlemen: Reference is made to (i) the Amended and Restated Senior Unsecured Credit Agreement dated as of August 20, 2018 (as amended, amended and restated, supplemented or otherwise modified to date, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined), by and among Choice Hotels International, Inc., a Delaware corporation (the “Borrower”), the Lenders, Deutsche Bank AG New York Branch, as Administrative Agent, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC, as the Joint Lead Arrangers and the Joint Book Running Managers, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents and Wells Fargo Bank, National Association as Swingline Lender and (ii) that certain letter dated as of July 6, 2020 from the Borrower to the Administrative Agent requesting that each Lender (a) extend such Lender’s current Maturity Date by one year (from August 20, 2024 to August 20, 2025) and (b) consent to the Administrative Agent accepting the letter as effective notice under Section 2.16(a) of the Credit Agreement notwithstanding the expiration of the time period for delivery set forth therein (the “Extension Request”). The Administrative Agent hereby confirms (a) the Administrative Agent’s receipt from the Borrower of an extension fee, paid to the Administrative Agent for the ratable account of each undersigned Extending Lender (as defined in the Credit Agreement), in an amount equal to 5 bps multiplied by each such Extending Lender’s Commitment as of the date hereof (the “Extension Fee”), (b) that each Extending Lender has consented to the Extension Request, subject to such Extending Lender’s receipt of the Extension Fee and (c) the extension of the Maturity Date of the Facility with respect to each Extending Lender, with the New Maturity Date being August 20, 2025 (or such earlier date on which the Commitments may terminate in accordance with clauses (b), (c) or (d) of the definition of “Maturity Date” in the Credit Agreement) The Administrative Agent, the Borrower and each undersigned Extending Lender acknowledge that in accordance with Sections 2.11(c) and 2.28(c) of the Credit Agreement, the Loans and Commitments of the Lenders that are not Extending Lenders may be repaid and terminated on their applicable Maturity Date. The Commitment of each Lender as of the date hereof is set forth in Exhibit A attached hereto. The Borrower hereby confirms that the Credit Agreement and each of the other Loan Documents (as so extended) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this letter by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this letter. Americas/2014725721.5 Choice Hotels – Extension Confirmation Letter

DocuSign Envelope ID: EB89016A-B308-45AA-A4FE-19D25642C877 Yours truly, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent By: Name: Darrell Gustafson Title: Managing Director By: Name: Title: ACKNOWLEDGED AND AGREED: CHOICE HOTELS INTERNATIONAL, INC., a Delaware corporation, as Borrower By: Name: Maria Uy Title: Vice President, Treasurer Americas/2014725721 Signature Page Choice Hotels – Extension Confirmation Letter

DocuSign Envelope ID: 0F5073E7-CF98-42D3-A9AF-3101F78F0082 Yours truly, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent By: _______________________________ Name: Title: By: _______________________________ Name: James Rolison Title: Managing Director ACKNOWLEDGED AND AGREED: CHOICE HOTELS INTERNATIONAL, INC., a Delaware corporation, as Borrower By: _______________________________ Name: Title: Americas/2014725721 Signature Page Choice Hotels – Extension Confirmation Letter

DocuSign Envelope ID: E993EAC6-B8A9-45E1-ACE7-E24931827F92 ACKNOWLEDGED AND AGREED: DEUTSCHE BANK AG NEW YORK BRANCH, as an Extending Lender By: _____________________________ Name: Ming K Chu Title: Americas/2014725721 Signature Page Choice Hotels – Extension Confirmation Letter

DocuSign Envelope ID: 0F5073E7-CF98-42D3-A9AF-3101F78F0082 ACKNOWLEDGED AND AGREED: DEUTSCHE BANK AG NEW YORK BRANCH, as an Extending Lender By: _____________________________ Name: Annie Chung Title: Americas/2014725721 Signature Page Choice Hotels – Extension Confirmation Letter

ACKNOWLEDGED AND AGREED: BANK OF AMERICA, N.A., as an Extending Lender By: _____________________________ Name: Will Bowers Jr. Title: Senior Vice President AMERICAS/2014725721 Signature Page Choice Hotels – Extension Confirmation Letter

ACKNOWLEDGED AND AGREED: CAPITAL ONE, NATIONAL ASSOCIATION, as an Extending Lender By: f5..,,_fl1r .z_ Name: Benjamin Lucas Title: Vice President AMERICAS/2014725721 Signature Page Choice Hotels - Extension Confirmation Letter

ACKNOWLEDGED AND AGREED: FIFTH THIRD BANK, NATIONAL ASSOCIATION, as an Extending Lender AMERICAS/2014725721 Signature Page Choice Hotels - Extension Confinnation Letter

ACKNOWLEDGED AND AGREED: GOLDMAN SACHS BANK USA, as an Extending Lender By: _____________________________ Name: Ryan Durkin Title: Authorized Signatory AMERICAS/2014725721 Signature Page Choice Hotels – Extension Confirmation Letter

ACKNOWLEDGEDAND AGREED: PNC BANK, NATIONAL ASSOCIATION, as an Extending Lender ame: David Notaro Title: Senior Vice Pre 1dent Americas/2014725721 Signature Page Choice Hotels - Extension ConfirmationLetter

ACKNOWLEDGED AND AGREED: Truist Bank, as an Extending Lender By�d. Name:MattwJ.Davis Title: Senior Vice President AMERICAS/2014725721 Signature Page Choice Hotels - Extension Confirmation Letter

ACKNOWLEDGED AND AGREED: U.S. Bank National Association, as an Extending Lender By· � · 7m:stevenL Sawy/-rfs}� Title: Senior Vice President AMERICAS/2014725721 SignaturePage Choice Hotels - Extension Confirmation Letter

ACKNOWLEDGED AND AGREED: Wells Fargo Bank, N.A, as an ExtendingLender By, �Dllltl,f� 1'Gtne:Katherine A. Marcotte Title: Senior Vice President Americas/2014 725721 Signature Page Choice Hotels - Extension Confirmation Letter

EXHIBIT A Americas/2014725721.5 Exhibit A

<u>COMMITMENTS</u>

Five Year Tranche Lender Name and Address	Commitment	Pro Rata Percentage
Deutsche Bank AG New York Branch c/o DB Services New Jersey, Inc. 5022 Gate Parkway, Suite 400 Jacksonville, Florida 32256 Attention: Phelecia Parker	$75,000,000.00	12.5%
Wells Fargo Bank, N.A. 7711 Plantation Road Roanoke, Virginia 24019 Facsimile: (866) 270-7214 Attention: Wholesale Loan Servicing, Roanoke Loan Center	$75,000,000.00	12.5%
Bank of America, N.A. 101 N Tryon Street Charlotte, North Carolina 28255 Facsimile: (312) 453-4750 Attention: Kavitha Thakur, Credit Service Representative	$60,000,000.00	10.00%
Barclays Bank PLC c/o Barclays Loan Operations 10, South Colonnade London, United Kingdom E14 4PU Facsimile: +44 (0) 20 7516 3867 <u>For ABR and Swingline Loans only</u>: Barclays Bank PLC London c/o Barclays Capital Services LLC Global Services Unit as US Dollar Funding Administrator 700 Prides Crossing Newark, Delaware 19713 Facsimile: (201) 510-8101	$60,000,000.00	10.00%
Truist Bank 211 Perimeter Center Parkway Atlanta, Georgia 30346 Facsimile: (801) 567-6267 Attention: Charlene Conley, Operations Analyst	$60,000,000.00	10.00%
US Bank, National Association 401 City Center Oshkosh, Wisconsin 54901 Facsimile: (920) 237-7993 Attention: CLS Syndication Services	$50,000,000.00	8.34%
Fifth Third Bank 5050 Kingsley Drive	$36,250,000.00	6.04%

Americas/2014725721.5

Exhibit A

Five Year Tranche Lender Name and Address	**Commitment**	**Pro Rata Percentage**
Cincinnati, Ohio 45227 Facsimile: (513) 358-3480 Attention: Joyce Elam, Commercial Participation Analyst		
Capital One, National Association 6200 Chevy Chase Drive Laurel, Maryland 20707 Facsimile: (855) 267-0849 Attention: Richard Fath, Sr. Ops Coordinator	$36,250,000.00	6.04%
Goldman Sachs Bank USA 200 West Street New York, NY 10282 Facisimile: (212) 902 1099 Attention: Loan Operations	$36,250,000.00	6.04%
PNC Bank, National Association 249 Fifth Avenue One PNC Plaza Pittsburgh, Pennsylvania 15222 Facsimile: (866) 641-2751 Attention: Derrell Groce	$36,250,000.00	6.04%
Subtotal	$525,000,000	87.5%
Four Year Tranche Lender Name and Address	**Commitment**	**Pro Rata Percentage**
JPMorgan Chase Bank, N.A. 10 South Deaborn L2 Chicago, Illinois 60603 Facsimile: (214) 307-6874 Attention: Jitesh Chaurasia, Deal Administrator	$75,000,000.00	12.5%
Subtotal	$75,000,000	12.5%
TOTAL:	**$600,000,000.00**	**100%**

Americas/2014725721.5 Exhibit A